Deutsche Bank - 2009 Leveraged Finance Conference Kevin McMullen Chairman & CEO October 1, 2009 Exhibit 99

• This presentation includes “forward-looking statements” as defined by federal securities laws. These statements are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements represent management’s current judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address sales, profits, markets, products, customers, raw materials, financial condition, and accounting policies, among other matters. Words such as, but not limited to, “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,”
“anticipates,” “estimates,” “intends,” “plans,” “targets,” “optimistic,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward-looking statements.
• All forward-looking statements involve risks and uncertainties.  Some risks and uncertainties are inherent in business generally and other risks and uncertainties are specific to the Company’s businesses and operations.  These risks and uncertainties and the achievement of expected results depend on many factors, some of which are not predictable or within the Company’s control.  The occurrence of risk factors could adversely affect our results and, in some cases, such effect could be material.
• Risk factors and uncertainties that may cause actual results to differ materially from expected results include, among others:  economic trends affecting the economy in general and/or the Company’s end use markets; prices and availability of raw materials including styrene, butadiene, vinyl acetate monomer, polyvinyl chloride, acrylics and textiles; ability to increase pricing to offset raw material cost increases; product substitution and/or demand destruction due to product technology, performance or cost disadvantages; loss of a significant customer; customer and/or competitor consolidation; customer bankruptcy; ability to successfully develop and commercialize new products; increased imports into and off-shoring production from North America; ability to successfully implement productivity enhancement and cost reduction initiatives; unexpected full or partial suspension of plant operations; the Company’s strategic alliance, joint venture and acquisition activities; loss or damage due to acts of war or terrorism, natural disasters, accidents, including fires, floods, explosions and releases of hazardous substances; stock price volatility; governmental legislative and regulatory changes, including changes impacting environmental compliance, pension plans, products and raw materials; compliance with extensive environmental, health and safety laws and regulations; rapid inflation in health care costs and assumptions used in determining health care cost estimates; risks associated with foreign operations including political unrest and fluctuations in exchange rates of foreign currencies; prolonged work stoppage resulting from labor disputes with unionized workforce; meeting required pension plan funding obligations; infringement or loss of the Company’s intellectual property; litigation and claims against the Company related to products, services, contracts, employment, environmental, safety, intellectual property and other matters arising out of the
Company’s business and adverse litigation judgments or settlements; absence of or inadequacy of insurance coverage for litigation, judgments, settlements or other losses; availability of financing to fund operations at anticipated rates and terms; loan covenant default arising from substantial debt and leverage and the inability to service that debt, including increases in applicable short-term borrowing rates.
• All written and verbal forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the risk factors.  Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Forward-Looking Statements
Cautionary
Cautionary
Non-GAAP Financial Measure
This presentation includes EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating Income which are non-GAAP financial measures as defined by the Securities and Exchange Commission.  For a definition and reconciliation of EBITDA, Net Debt,
Operating Income and Earnings Per Share from Operating Income to the most directly comparable GAAP financial measures, please refer to the Appendices included with this presentation.

OMNOVA – Fundamental Changes in Our Business Structure
OMNOVA – Fundamental Changes in Our Business Structure
2008-2009
•
Raw material costs moderated after 10 years of rapid inflation
– First half 2009 significant decline in raw material costs, but rising again in second half
•
Rapid industry consolidation
– 6 Competitor chemical plants closed in 2008; exit of several decorative product competitors over last few years . . . more likely
•
Lowest cost structure since 1999 spinoff and NOL’s provide operating leverage
– 2009 cost reductions expect to exceed $23 million
– $139 million of NOL’s primarily from prior Goodwill writedown
•
Third quarter 2009 gross profit margin 23.6% vs. 16.3% third quarter 2008
•
Significant positive cash flow generation
– LTM Net Debt* reduction of $67 million
•
Low cost / long-term financing
– No maturities until mid-2012; rate under 4.5% today
* Calculated under the Company’s current credit agreement (see Appendix 1, Net Debt)
LTM: Last 12 months through August 31, 2009
Significant Positive Momentum on Earnings and Cash Flow
Despite Weak Market Conditions

LTM Sales $727
LTM EBITDA* $53
EBITDA Margin 7.3%
Business Segments At A Glance
Business Segments At A Glance
Decorative Products
Performance Chemicals
LTM Sales $418
LTM EBITDA * $  53
EBITDA Margin 12.6%
Paper and Carpet Chemicals
•
Styrene Butadiene / Styrene Butadiene acrylonitrile
(SB/SBA)
Specialty Chemicals
•
SB and SBA
•
Vinyl pyridine latex
•
Acrylics
LTM Sales $309
LTM EBITDA * $    5
EBITDA Margin 1.6%
Commercial Wallcovering
•
Vinyl wallcoverings
•
Dry erasable surfaces
•
Customized wall murals
Laminates
•
Vinyl, paper and acrylic laminates
•
Performance films
Coated Fabrics
•
Vinyl and urethane
coated fabrics
•
Performance fabrics
($ Millions)
* Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA), which primarily excludes Asia, non-cash charges (LIFO, pension, 401(k) match) and up to $2.0 million of unusual and restructuring items.
LTM: Last 12 months through August 31, 2009
A Focused Polymer Company With Strong Market Leadership Positions

Third Quarter 2009 Results
Third Quarter 2009 Results
3Q (June - August)
+0.17 0.08 0.25 EPS from Operating Income*
(excludes restructuring and severance)
4.3x 2.3X Net Debt-to-EBITDA**
+14.6M 3.7 18.3 Cash Flow from Operations
(Change in Net Debt)
+0.16 0.07 0.23 EPS (diluted)
+7.3M 3.5M 10.8M Operating Income*
$  (53.4)M $    239.5M $    186.1M Sales
Change 2008 2009
*  See Appendix 3, Reconciliation of Net Income To Operating Income and Earnings Per Share From Operating Income
** See Appendix 2, Net Leverage Ratio Calculations
($ Millions except per share data)
Cost Actions and Lower Raw Materials Drive Year-Over-Year Improvement;
Third Quarter Chemical Volumes Improved Over Second Quarter

2007 2008
Financial Summary - Sales
Financial Summary - Sales
$0
$300
$600
$900
Sales - Annual Sales - Quarter
($ Millions)
191
160
220
161
240
186
196
220
$0
$50
$100
$150
$200
$250
1Q 2Q 3Q 4Q
2004 2005 2006 2007 2008 LTM
631
695 699
746
869
10%
1%
7%
17%
Growth
727
2009
(16.3)%
LTM: Last 12 months through August 31, 2009
Sales Grew 16% in Third Quarter vs. Second Quarter

2007
Financial Summary – EBITDA *
Financial Summary – EBITDA *
Annual EBITDA *
($ Millions)
20
45
49
49
48
53
$0
$10
$20
$30
$40
$50
$60
2004 2005 2006 2007 2008 LTM
Quarterly EBITDA *
6.5
7.2
9.7
11.5
15.1
18.0
13.3
16.5
$0
$5
$10
$15
$20
1Q 2Q 3Q 4Q
2008
LTM: Last 12 months through August 31, 2009
2009
Stable Despite Unprecedented Raw
Material Inflation, Recession
* Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA), which primarily excludes Asia, non-cash charges (LIFO, pension, 401(k) match) and up to $2.0 million of unusual and restructuring items.
Last 5 Quarters, EBITDA Has Exceeded Prior Year

0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
2005 2006 2007 2008
2Q
2008
4Q
2009
3Q
Term Loan Covenant 5.5X
$30.8M EBITDA Cushion
$0
$25
$50
$75
$100
$125
$150
$175
$200
2005 2006 2007 2008
2Q
2008
4Q
2009
3Q
Net Debt Outstanding *
(Net Debt / EBITDA)**
($ Millions)
* Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA).
** See Appendix 2, Net Leverage Ratio Calculations.
170
130
143
179
$33M
Asian Ops
Purchase
194
Debt
Refinancing
3.8
2.6
2.9
4.4
3.7
Leverage
123
2.3
Significant Balance Sheet Improvements
Significant Balance Sheet Improvements
-$71M over
5 Quarters
Significant Deleveraging Since 2Q 2008;
Long Term (2012/2014), Low Cost Debt (~4.6% Currently)

Debt Profile
Debt Profile
Facility Amount Pricing Amortize Maturity Covenant
Term Loan B
$  92.7M Floating
$  50.0M Swapped
$142.7M
L+250
7.73%
1% / year May 2014 5.5x
Net Debt /
EBITDA
No Stepdown
2.3x Actual
Asset Based Lending
$  0.0M Borrowed
$  7.7M LOC/Swap
$65.6M Excess
               /Available
$73.3M Total
L+125 — May 2012 If Average
Available <$20M
Fixed Charge
> 1.1x
4.2x Actual
Decorative Products
Asia
$1.8M
$2.3M Unused /
Available
5.8% to
7.5%
— Jan/March 2010
$8.4M
Cash on Hand
None
Average Rate <4.6%
August 31, 2009
Cost Effective Long-Term Financing in Place;
Significant Excess Liquidity of $66M

-35%
-25%
-15%
-5%
5%
15%
-35%
-25%
-15%
-5%
5%
15%
8
10
(1)
(6)
(12)
(28)
(18)
(8)
(29)
(29)
(3)
(17)
(1)
(27)
2008/2009 OMNOVA Volume Trends
2008/2009 OMNOVA Volume Trends
* North America and Europe (excluding Asia)
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Performance Chemicals Decorative Products*
Year-Over-Year % Comparison
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Performance Chemicals Volume Trends Are Improving;
Decorative Products Volumes Appear to Be Bottoming

2010 Projected Growth in OMNOVA’s Markets
2010 Projected Growth in OMNOVA’s Markets
Market
% OMN
LTM Sales
Estimated
Market Growth Source
Performance Chemicals
Paper 25.8% 2% RISI
Carpet 10.5% 2%
CRI, OMNOVA
Specialties 21.2% 2% OMNOVA
Decorative Products
Commercial Wallcovering 12.8% (3-5)%
Smith Travel Research,
McGraw Hill, Grubb-Ellis
Coated Fabrics
(including Asia)
18.1% 5% Freedonia, School Bus
Fleet
Decorative Laminates 11.6% 2% US Census Bureau,
KCMA, RVIA,
MarketWatch (GDP)
LTM: Last 12 months through August 31, 2009
Improved Operating Leverage;
Volumes Expected To Grow in 2010

LTM Sales = $418 Million
Specialty
Chemicals
37%
Paper & Carpet
Chemicals
63%
Paper Chemicals
• Magazines, brochures
• Catalogs
• Packaging, labels
Carpet Chemicals
• Residential and
commercial carpet
backing
Specialty Chemicals
• Nonwovens consumable
& durable
• Construction
• Tapes, adhesives
• Floor polish
• Textiles
• Oil Drilling
Performance Chemicals Segment
Performance Chemicals Segment
LTM: Last 12 months through August 31, 2009
A Specialty Chemicals Business Focused on
Technical Service and Innovation

$ Per Pound
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Sept-09

OMNOVA SOLUTIONS INC.

$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
Raw Materials – Styrene
Raw Materials – Styrene
Sensitivity: 1¢ = $2.0M Cost/Year
Source: CMAI
Purchases: 200M lbs / year
$0.54
(Sept)
Oct 2008
$0.81
Dramatic Drop Year-Over-Year;
Expected To Be Fairly Stable Remainder of 2009

$ Per Pound
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Sept-09

OMNOVA SOLUTIONS INC.

Raw Materials – Butadiene
Raw Materials – Butadiene
Sensitivity: 1¢ = $1.4M Cost/Year
Source: CMAI
$0.15
$0.35
$0.55
$0.75
$0.95
$1.15
$1.35
Purchases: 140M lbs / year
$0.65
(Sept)
Oct 2008
$1.22
Dramatic Drop Year-Over-Year
But Expected To Rise Further As Demand Recovers and Shortages Remain

Performance Chemicals:
North American SB Consolidation
Performance Chemicals:
North American SB Consolidation
SB Latex N. American Market Share
• Dow-Reichhold Exit
(Closed 2 plants)
• Lubrizol Exit
(Closed 1 plant)
• Dow Closes 4 Plants
(3 in N. A.)
OMNOVA +19 pts.
Others
Dow
OMNOVA
BASF
Other
Dow
BASF
Reichhold
Source: APC, Kline, OMNOVA
Unocal
Goodyear
N.A. Capacity Closures (2008)
~ 30% of Capacity Shut Down
OMNOVA Growing in a Consolidating SB Market;
Pending Purchase of Dow Hollow Sphere Plastic Pigment Line by OMNOVA
Will Enhance Overall Coatings Portfolio
1990E 2009

Performance Chemicals – New Product Examples
Performance Chemicals – New Product Examples
GenCryl Pt® Paper Latex
• High strength
• Improved printability
Tape
• Release, saturant and adhesive
• World Class
• Significant response in Asia
OmnaGlo™ 100 for Floor Care
• New innovation in synthetic latex for
this market
• Lower life-cycle maintenance costs
Oil Drilling
• Improves salt resistance
• Excellent for high temperature
environment
Infrastructure Products
• Applications include concrete
masonry,  exterior sheathing,
primer coatings, ceiling tiles,
roofing
NovaGreen™ Carpet Latex
• High solids reduce customer energy
usage and increase throughput
• First high solids for residential
market
New Products Expected to Enable Above-Market Growth

LTM: Last 12 months through August 31, 2009
Decorative Products Segment
Decorative Products Segment
Primary End Markets
LTM Sales = $309 Million *
Commercial
Wallcovering
30%
Coated
Fabrics
43%
Laminates
27%
Commercial Wallcovering
• Corporate
• Hospitality
• Healthcare
• Education
• Retail / Restaurant
• Interior Construction Systems
Laminates & Films
• Kitchen & Bath Cabinets
• Manufactured Housing/RV
• Furniture & Furnishings
• Flooring
• Retail Display
• Medical/Healthcare
• Performance Films
Coated Fabrics
• Transportation
– Including Automotive Aftermarket
• Contract Furniture
• Marine
• Performance Fabrics
* Asia consolidated sales in Coated Fabrics
A Broad-based Functional and Decorative Surfaces Business

Decorative Products
Decorative Products
•
Significant cost reductions in 2009 have right-sized business to profitably compete; mitigates some market weakness
– EBITDA positive in worst market environment in
Company history
•
Strengthened global position with acquisition of
former joint ventures in China and Thailand
(Jan. 2008)
– Enables participation in fast-growing Asian markets
– Ability to serve global customer base unmatched
by smaller, fragmented competitors
– Year-over-year operating profit improvement = +$6 million YTD
•
Driving above-market growth through:
– New products (e.g. new eco-friendly offerings)
– Adjacent market penetration (e.g. pool liner, disposable medical fabrics)
– Globalization (Asia, Europe, Middle East)
•
Positioned to seize opportunities in consolidating markets
– Fragmented competitors
Margin Improvement Key Priority

Competitive  Landscape – Recent Competitor Exits
Competitive  Landscape – Recent Competitor Exits
OMNOVA Well Positioned To Gain From Ongoing Industry Consolidation
Among Smaller, More Fragmented Competitors
Competitors Exiting Markets
Company Markets Status OMN Wins
Chiyoda America Paper Laminates Chapter 11 TBD
HPG
Performance Films, Pool
Liner, Roofing
Chapter 11
Reorganized / Downsized
$10 million
Ross & Robert Performance Films Closed 2008 TBD
Sandusky /
Athol
Coated Fabrics, Auto OEM,
Bus Seating
Closed 3/07 $1 million
VyTech
Decorative Laminates,
Performance Films
Closed 2/07 $6 million
ADSI Decorative Laminates Closed 12/05 $14 million
Vernon Plastics
Performance Films, Pool
Liner
Closed 2005 $1.5 million

Decorative Products – New Product Examples
Decorative Products – New Product Examples
Movie Screen Films
• New, adjacent market
• Films for commercial screens sold globally
• Highly uniform, wrinkle-free surface
Shower Pan Liner
• New, adjacent market
• Leverages unsupported film capability
• High recycled content
viewnique® digital murals
• Turnkey Design-To-Installation service
model
• Growing number of substrates
Swimming Pool Liners
• New, adjacent market
• Leverages design and performance
film capabilities
• Share gain from industry consolidation
• New, adjacent high growth market
• Turnkey solution for disposable
medical fabrics
• Concern over infection control drives
growth in disposables
RECORE™
and
ECORE™
Wallcoverings
• Excellent environmental profile
• 30% recycled PVC; Non-PVC
• Qualifies for Green Building Council
LEED points
Medical / Blood Pressure Cuffs
New Products and Adjacent Market Penetration
Enable Company To Outgrow Competitors

Why Invest In OMNOVA?
Why Invest In OMNOVA?
• Profitability improved and stabilized despite “roller coaster” raw materials and global recession
• Rapid industry consolidation
• Lowest cost structure in history plus NOL’s – provides significant operating leverage
• Low cost / long-term financing
• SAP: Implementation 85% complete domestically – improved effectiveness and productivity
• Significant margin improvement and cash flow generations
2008-2009 Fundamental Changes in Our Business Structure
Strong Foundation
• Leading market positions (typically #1 or #2)
• Diverse products, customers and end markets with market share / adjacent market opportunities
• Leading technology / capabilities
• Well-invested, strategically located assets
• Experienced senior leadership team
Significant Positive Momentum —
OMNOVA A More Attractive Investment

22 Appendix

Appendix — Non-GAAP Financial Measures
Appendix — Non-GAAP Financial Measures
This presentation includes EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating Income which are non-GAAP financial measures as defined by the Securities and Exchange Commission.
EBITDA is calculated in accordance with the definition of Net Leverage Ratio as set forth in the Company’s
$150,000,000 Term Loan Credit Agreement dated as of May 22, 2007 beginning with income (loss) from continuing operations and excludes charges for interest, taxes, depreciation and amortization, amortization of deferred financing costs, net earnings of joint ventures less cash dividends, net earnings of foreign subsidiaries less cash dividends, loss on debt transactions, gains or losses on sale or disposal of capital assets, loss from write-down of non-current assets, non-cash income or expense for the Company’s pension plans, gains or losses from changes in the LIFO reserve, non-cash charges for the 401(k) company match and up to $2.0 million annually for restructuring, severance and non-recurring charges. Net Debt is calculated as total debt and outstanding letters of credit and the fair value of the interest rate swap if in a loss position less cash, cash equivalents and restricted cash.
EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating Income are not measures of financial performance under GAAP. EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating Income are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly titled measures of other companies and may not be an appropriate measure for comparing performance relative to other companies. EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating Income should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data which are all prepared in accordance with GAAP. EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating
Income are not intended to represent and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance, measure leverage capacity and debt service ability and by management to allocate resources.
Set forth below are the reconciliations of these non-GAAP financial measures to their most directly comparable
GAAP financial measures.

Appendix 1 — EBITDA and Net Debt
Appendix 1 — EBITDA and Net Debt
($ Millions)
Reconciliation of Income (Loss) From Continuing Operations to EBITDA
Consolidated Performance
LTM LTM
2004 2005 2006 2007 8/31/2008 2008 8/31/2009
Income (loss) from continuing operations $   (25.4) $     (2.7) $        3.2 $       (7.0) $        0.4 $     (2.2) $      15.9
Interest expense 20.7 21.2 20.3 15.7 12.5 12.3 8.7
Income tax (0.3) (0.3) 0.1 0.1 0.6 0.2 0.3
Depreciation & amortization 21.6 21.1 20.2 20.1 23.0 23.9 23.1
Amortization of deferred financing costs 1.8 1.4 1.0 0.8 0.7 0.7 0.6
Net earnings of joint ventures, less cash dividends
- (0.7) (1.8) (1.2)
- - -
Net earnings of foreign subsidiaries less cash dividends (0.3) (1.7) (1.5) - 0.5 - (2.9)
Loss on debt transactions (1.5) - - 12.4 - - -
(Gains) or losses on sales or disposals of capital assets 0.2 2.3 0.2 (0.4) (0.3) 0.1 0.6
Non-cash (income) or expense for pension plans
0.4 0.4 5.4 6.2 5.9 5.0
2.8
(Gain) or loss from change in LIFO reserve (0.2) 0.2 (2.2) (0.9) (0.7) 6.5 1.6
Non-cash charge for 401(k) company match
1.4 1.4 2.1 2.1 1.9 1.2 0.5
Restructuring, severance and non-recurring charges 2.0 2.0 2.0 1.0 0.1 0.1 2.0
EBITDA 20.4 $    44.6 $    49.0 $      48.9 $      44.6 $      47.8 $    53.2 $

($ Millions)
Appendix 1 —
EBITDA and Net Debt (continued)
Appendix 1 —
EBITDA and Net Debt (continued)
Performance Chemicals Segment
2004 2005 2006 2007 8/31/2008 2008 8/31/2009
Segment operating profit $    13.5 $    33.8 $      29.7 $      23.8 $      26.0 $    25.2 $      39.7
Depreciation & amortization 11.8 12.2 11.3 9.6 9.7 10.6 9.6
Net earnings of foreign subsidiaries less cash dividends (0.3) (1.7) (1.4) - 0.3 - 0.1
(Gains) or losses on sales or disposals of capital assets - 0.7 0.1 (0.6) (0.6) - 0.7
Non-cash (income) or expense for pension plans 0.8 0.4 1.7 1.7 1.8 1.7 1.5
(Gain) or loss from change in LIFO reserve
(0.2) (0.2) (2.1) (0.2) (0.3) 5.4 0.9
Non-cash charge for 401(k) company match 0.7 0.8 0.8 0.8 1.3 0.8 (0.1)
Restructuring, severance and non-recurring charges 1.0 0.3 0.4 - - 0.1 0.3
Segment EBITDA 27.3 $    46.3 $    40.5 $      35.1 $      38.2 $      43.8 $    52.7 $
Decorative Products Segment
LTM LTM
2004 2005 2006 2007 8/31/2008 2008 8/31/2009
Segment operating profit $     (6.8) $     (2.8) $        9.0 $        8.6 $        2.0 $     (6.7) $       (7.9)
Depreciation & amortization 9.8 8.8 8.5 8.7 11.5 12.5 12.8
Net earnings of joint ventures, less cash dividends - (0.7) (1.8) (1.2) - - -
Net earnings of foreign subsidiaries less cash dividends - - (0.1) - 0.2 - (3.0)
(Gains) or losses on sales or disposals of capital assets 0.2 1.7 0.1 0.2 0.4 - (0.3)
Non-cash (income) or expense for pension plans (0.6) - 3.2 3.7 3.5 2.6 1.0
(Gain) or loss from change in LIFO reserve - 0.4 (0.3) (0.7) (0.4) 1.1 0.8
Non-cash charge for 401(k) company match
0.4 0.5 0.7 0.8 1.5 0.9
-
Restructuring, severance and non-recurring charges 1.0 1.7 1.6 0.8 0.5 0.5 1.7
Segment EBITDA 4.0 $      9.6 $      20.9 $      20.9 $      19.2 $      10.9 $    5.1 $
Reconciliation of Total Debt to Net Debt
2004 2005 2006 2007 8/31/2008 2008 8/31/2009
Total Debt 181.7 $  176.4 $  165.0 $    149.9 $    200.4 $    188.3 $  144.6 $
Letters of credit 3.9 3.2 3.5 3.4 3.5 3.3 3.0
Fair value of interest rate swap (if loss)
- - -
2.5 2.6 4.8 4.7
Cash and cash equivalents (15.0) (9.9) (26.4) (12.6) (16.4) (17.4) (29.6)
Restricted cash - - (12.3) - - - -
Net Debt 170.6 $  169.7 $  129.8 $    143.2 $    190.1 $    179.0 $  122.7 $

($ Millions)
Appendix 2 — Net Leverage Ratio Calculation
Appendix 2 — Net Leverage Ratio Calculation
LTM LTM
2004 2005 2006 2007 8/31/2008 2008 8/31/2009
Net Debt
Term Loan B Principal - $       - $       - $       149.2 $     144.2 $    143.9 $     142.7 $
Senior Secured Notes 165.0       165.0       165.0       -            -          -            -
ABL balance 16.7         11.4         -          0.7            51.5         39.7          -
Other -          -          -          -            -          -            0.1
Capital lease obligations -          -          -          -            -          -            -
Outstanding letters of credit 3.9           3.2           3.5           3.4            3.5           3.3            3.0
Fair value of interest rate swap (if loss position) -          -          -          2.5            2.6           4.8            4.7
Decorative Products Asian Operations -          -          -          -            4.7           4.7            1.8
Total Debt 185.6       179.6       168.5       155.8        206.5       196.4        152.3
Less: cash equivalents (15.0) (9.9) (26.4)       (12.6)         (16.4)       (17.4)         (29.6)
         Restricted cash -          -          (12.3)       -            -          -            -
Total Net Debt 170.6 $    169.7 $    129.8 $    143.2 $     190.1 $    179.0 $     122.7 $
EBITDA 20.4 $      44.6 $      49.0 $      48.9 $       44.6 $      47.8 $       53.2 $
Net Leverage Ratio 8.4           x 3.8           x 2.6           x 2.9            x 4.3           x 3.7            x 2.3               x

($ Millions)
Appendix 3 — Operating Income and Earnings Per Share
From Operating Income (Loss)
Appendix 3 — Operating Income and Earnings Per Share
From Operating Income (Loss)
Reconciliation of Net Loss to Operating Income (Loss) and Earnings Per Share to Earnings
Per Share From Operating Income (Loss)
2009 2008
Net income
10.1 $    3.1 $
Restructuring, severance and other charges 0.7 0.4
Operating income 10.8 $    3.5 $
Earnings per share, as reported 0.23 $    0.07 $
Earnings per share attributed to restructuring, severance and other charges 0.02       0.01
Earnings per share from operating income 0.25 $    0.08 $
3rd Quarter